EXHIBIT 10.10

Schedule Prepared in Accordance with Instruction 2 to Item 601 of Regulation S-K

The Senior Secured Note, dated November 16, 2007, by Voyant International Corporation is substantially identical in all material respects to the Senior Secured Note, dated August 9, 2007, by Voyant International Corporation (filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-QSB for the period ended September 30, 2007 and incorporated herein by reference) except as to the noteholder, the principal amount and maturity date.

Noteholder	Principal Amount	Maturity Date
J & N Invest, LLC	$150,000	January 16, 2008